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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2007

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                98-0362785
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                      N/A
       (Address of Principal Executive Offices)                  (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02.  Termination of a Material Definitive Agreement.

         The Amended and Restated Credit Agreement, dated July 14, 2005, among Scottish Annuity & Life Insurance Company (Cayman) Ltd., Scottish Re (Dublin) Limited, Scottish Re (U.S.), Inc. and Scottish Re Limited, and various financial institutions, as lenders, and Bank of America, N.A., as administrative agent (the "Credit Agreement"), was terminated effective January 19, 2007. All outstanding letters of credit issued under the Credit Agreement have been cancelled.

         Bank of America, N.A. and certain of the lenders under the Credit Agreement and their affiliates provide, and have from time to time provided, commercial banking and other financial services to Scottish Re Group Limited and its subsidiaries for which they received customary fees and commissions.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Nate Gemmiti
                                          ---------------------------
                                          Nate Gemmiti
                                          General Counsel



Dated:  January 23, 2007



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